UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                FORM 8-K/A (NO.3)

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 9, 2007

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
                     --------------------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                                   000-30932                98-0346454
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(STATE OR OTHER JURISDICTION)            (COMMISSION            (I.R.S. EMPLOYER
OF INCORPORATION)                        FILE NUMBER)            IDENTIFICATION)

              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

                                EXPLANATORY NOTE

This Form 8-K/A (No. 3) amends:

o Form 8-K dated June 27, 2006 and filed June 30, 2006 which was subsequently amended on December 5, 2006 and January 10, 2007.
o Form 8-K dated September 1, 2006 and filed September 7, 2006 which was subsequently amended January 10, 2007.
o Form 8-K dated November 13, 2006 and filed November 17, 2006 which was subsequently amended January 10, 2007.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective February 9, 2007, in accordance with the terms of the Company's June 26, 2006 unsecured subordinated promissory note issued to Ledelle Holding Limited ("Ledelle" or the "Holder") in the principal amount of $1.2 million and the Company's August 29, 2006 unsecured subordinated promissory note issued to Ledelle in the principal amount of $1.0 million (collectively the "Promissory Notes"), the Promissory Notes were consolidated into one unsecured subordinated demand note with principal amount of $2,308,147.95 (the "Consolidated Note"). In accordance with the terms of the Consolidated Note, same will be due and payable to Holder upon demand. As with the original Promissory Notes, the Consolidated Note will continue to bear interest at a rate of 9% per annum if principal and interest are paid by the Company in cash, or if principal and interest are paid in shares of restricted common stock of the Company, the Consolidated Note will bear interest at a rate of 12% per annum. The Company may prepay the Consolidated Note without penalty at any time. Ledelle is a corporation organized under the laws of Cyprus which is controlled by a trust of which Mr. Bengt George Odner, a director of the Company is the beneficiary.

Additionally, effective February 15, 2007 the Company issued a $500,000 unsecured subordinated demand promissory note to Bengt George Odner, a member of the Company's Board of Directors (the "Note"). The Note will bear interest at 9% per annum and is payable to Mr. Odner upon demand.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: February 15, 2007
                                        By: /s/  Joey Schwartz
                                            ----------------------------------
                                                 Chief Financial Officer